Defiance S&P 500 Weekly Distribution ETF

Schedule of Investments

May 31, 2026 (Unaudited)

PURCHASED OPTIONS - 92.9%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 92.9%
S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,602.04	$68,220,540	90	$129,600
S&P 500 Index, Expiration: 12/18/2026; Exercise Price: $600.00(e)	68,220,540	90	62,559,900
			62,689,500

TOTAL PURCHASED OPTIONS (Cost $55,659,747)			62,689,500

SHORT-TERM INVESTMENTS - 6.5%
Money Market Funds - 6.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(f)	4,357,973	4,357,973

TOTAL SHORT-TERM INVESTMENTS (Cost $4,357,973)		4,357,973

TOTAL INVESTMENTS - 99.4% (Cost $60,017,720)		$67,047,473
Other Assets in Excess of Liabilities - 0.6%		409,528
TOTAL NET ASSETS - 100.0%		$67,457,001

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.
(d)	Non-income producing security.
(e)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(f)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.

Defiance S&P 500 Weekly Distribution ETF

Schedule of Written Options Contracts

May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.3)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,580.06	$(68,220,540)	(90)	$(218,340)

TOTAL WRITTEN OPTIONS (Premiums received $218,266)			$(218,340)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.